SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 5, 2014

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

1120 Wayzata Boulevard East, Suite 201

Wayzata, MN 55391

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02  Compensatory Arrangements of Certain Officers

(a)  On November 5, 2014, the Registrant amended its Employment Agreement with Michael Degen, the Registrant’s Executive Chairman and former Chief Executive Officer.  A copy of the amendment is attached hereto as Exhibit 99-1.

(b)  On November 5, 2014, the Registrant entered into a Consulting Agreement with Michael Degen.  A copy of the agreement is attached hereto as Exhibit 99-2.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description

99-1	Amendment to Employment Agreement

99-2	Consulting Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2014

NORTECH SYSTEMS INCORPORATED

By:	/s/ Richard G. Wasielewski
Richard G. Wasielewski, Chief Executive Officer